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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Wind River Systems, Inc. of our report dated
January 31, 2000 relating to the financial statements of Embedded Support Tools Corporation, which appears in the Current Report on Form 8-K of Wind River Systems, Inc. dated June 7, 2000.

PricewaterhouseCoopers LLP

/s/ PRICEWATERHOUSECOOPERS LLP
June 27, 2000
Boston, Massachusetts